Exhibit 99.1

Talos Energy Announces Strategic Offshore Mexico Development Farm-In

Houston, Texas, July 27, 2026 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) today announced the execution of a definitive agreement to farm into the Block 29 development offshore Mexico, operated by Repsol, S.A. (“Repsol”). Talos will acquire a 50% working interest for a contingent $30 million payment at final investment decision (“FID”), a cash carry of up to $20 million on the next exploration well, and reimbursement of certain pre-closing costs (the “Transaction”).

Strategic Rationale:

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Expands Resource Base with Material Greenfield Development: Adds a 50% working interest in a pre-FID development containing the Polok and Chinwol oil discoveries, which are estimated to contain more than 200 million barrels of oil equivalent (“MMBoe”) of gross recoverable resource.

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Strategic Infrastructure: Features a floating production, storage and offloading (“FPSO”) based development concept anchored by existing oil discoveries that is well-positioned to serve as a hub for future developments and nearby discoveries in the area.

☐	Future Exploration Upside: Establishes a platform for additional resource expansion through multiple identified exploration prospects within Block 29.

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Leverages Proven Deepwater Technical Expertise: The discoveries and identified prospects target amplitude-supported Miocene reservoirs analogous to fields Talos has successfully developed and produced in the Gulf of America, reinforcing our strategic focus on opportunities where our deepwater subsurface expertise provides a competitive advantage.

Talos President and Chief Executive Officer Paul Goodfellow commented, “We are excited to participate in this pre-FID development opportunity and look forward to working alongside Repsol as we advance Block 29. The farm-in adds a high quality, large-scale development opportunity and meaningful exploration upside in a proven deepwater basin, further advancing Pillar Three of our strategy and strengthening our long-term growth portfolio. Together with the recently announced Gulf of America bolt-on acquisition, these transactions are expected to extend our resource life and further support long-term value creation as we continue to advance our strategy to build a long-lived, scaled portfolio and become the leading pure-play offshore E&P.”

OFFSHORE MEXICO FARM-IN TRANSACTION

The acquired assets include a 50% working interest in Block 29, located in the Salinas-Sureste Basin in the southern Gulf of Mexico, an area that has seen more than a dozen deepwater discoveries. Operated by Repsol, terms include a contingent $30 million payment if Talos elects to take a FID, a cash carry of up to $20 million on the next exploration well, and reimbursement of certain pre-closing costs, subject to customary terms, conditions (including Mexican regulatory approvals), and closing adjustments. Upon closing, Talos will hold a 50% working interest and, together with Repsol, will be the sole participants in the block. Block 29 contains the Polok and Chinwol oil discoveries, which together are estimated to contain more than 200 MMBoe of gross recoverable resource, along with multiple additional exploration prospects. The partners expect to progress the project toward FID in 2027.

The transaction is subject to approval by Mexico’s Secretaría de Energía (“SENER”) and the National Anti-trust Commission of Mexico.

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven, innovative, independent energy company focused on safely maximizing long-term value through its Exploration & Production business in the United States Gulf of America and offshore Mexico. We leverage decades of technical and offshore operational expertise to acquire, explore, and produce assets in key geological trends while maintaining a focus on safe and efficient operations, environmental responsibility, and community impact. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Kyle Sahni

Kyle.Sahni@talosenergy.com

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this communication, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All statements, other than statements of historical fact included in this communication, are forward-looking statements, including, but not limited to, statements regarding our plans and expectations regarding the Transaction, including the anticipated financing terms and availability; the timing and benefits of the Transaction, the anticipated impact of the Transaction on our financial position, growth opportunities and competitive position, the anticipated gross recoverable resources related to the Transaction, and the projected costs, prospects, plans and objectives related to the Transaction. These forward-looking statements including estimates of gross recoverable resources, exploration opportunities and potential, timing of final investment decision, anticipated development costs and expected production commencement are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, our ability to consummate the Transaction on the terms currently contemplated, including the risk that we or other parties to the transaction may be unable to obtain regulatory approval or satisfy the conditions to closing the Transaction; our ability to realize the anticipated benefits of the Transaction; whether the parties elect to proceed with a FID and our ability to reach FID and/or production on the timeline currently contemplated or at all; risks associated with reliance on a third-party operator; changes in market conditions affecting the oil and gas industry or long-term oil and gas price levels; political or regulatory developments, including risks relating to operations in Mexico due to changes in applicable laws, regulations and policies affecting offshore energy projects; reservoir performance; the outcome of future exploration efforts; timely completion of projects; technical or operating factors; the uncertainty inherent in projecting resource potential, ultimate recoverable resources and future rates of production and cash flows and access to capital and project financing; the timing of and amount of exploration and development expenditures; potential adverse reactions or competitive responses to our acquisitions and other transactions, including the proposed Transaction; risks and uncertainties related to economic, market or business conditions; and the other risks and uncertainties discussed in our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other Securities and Exchange Commission filings.

Estimates of gross recoverable resources and exploration potential are by their nature uncertain and are based on numerous assumptions. Actual recovered volumes may differ materially from such estimates. Resource estimates should not be construed as reserves and do not constitute a guarantee that resources will be commercially recoverable.

Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002